                                                                 EXHIBIT (e)(3)

SERVICE REQUEST

PLATINUM

Investor(R) PLUS

THE UNITED STATES LIFE

PLATINUM INVESTOR PLUS--
 FIXED OPTION

  .   Division 242--USL Declared Fixed Interest Account

PLATINUM INVESTOR PLUS--
 VARIABLE DIVISIONS

AIM Variable Insurance Funds

  .   Division 270 - AIM V.I. International Growth

  .   Division 320 - AIM V.I. Core Equity

The Alger American Fund

  .   Division 273 - Alger American Leveraged AllCap

  .   Division 272 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

  .   Division 274 - VP Value

Credit Suisse Trust

  .   Division 275 - Small Cap Growth

Dreyfus Investment Portfolios

  .   Division 276 - MidCap Stock

Dreyfus Variable Investment Fund

  .   Division 278 - Developing Leaders

  .   Division 277 - Quality Bond

Fidelity Variable Insurance Products

  .   Division 282 - VIP Asset Manager

  .   Division 281 - VIP Contrafund

  .   Division 279 - VIP Equity-Income

  .   Division 321 - VIP Freedom 2020

  .   Division 322 - VIP Freedom 2025

  .   Division 323 - VIP Freedom 2030

  .   Division 280 - VIP Growth

  .   Division 283 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

  .   Division 286 - Franklin Templeton Foreign Securities

  .   Division 285 - Franklin Templeton Mutual Shares Securities

  .   Division 287 - Franklin Templeton Small Cap Value Securities

  .   Division 284 - Franklin Templeton U.S. Government

Janus Aspen Series

  .   Division 288 - International Growth

  .   Division 290 - Mid Cap Growth

  .   Division 289 - Worldwide Growth

J.P. Morgan Series Trust II

  .   Division 292 - JPMorgan Mid Cap Value

  .   Division 291 - JPMorgan Small Company

MFS Variable Insurance Trust

  .   Division 295 - MFS Capital Opportunities

  .   Division 293 - MFS Emerging Growth

  .   Division 296 - MFS New Discovery

  .   Division 294 - MFS Research

Neuberger Berman Advisers Management Trust

  .   Division 297 - Mid-Cap Growth

Oppenheimer Variable Account Funds

  .   Division 299 - Oppenheimer Global Securities

  .   Division 298 - Oppenheimer Balanced

PIMCO Variable Insurance Trust

  .   Division 325 - PIMCO CommodityRealReturn Strategy

  .   Division 301 - PIMCO Real Return

  .   Division 300 - PIMCO Short-Term

  .   Division 302 - PIMCO Total Return

Pioneer Variable Contracts Trust

  .   Division 324 - Mid Cap Value VCT

Putnam Variable Trust

  .   Division 303 - Putnam VT Diversified Income

  .   Division 304 - Putnam VT Growth and Income

  .   Division 305 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

  .   Division 307 - Aggressive Growth

  .   Division 306 - SunAmerica Balanced

The Universal Institutional Funds, Inc.

  .   Division 308 - Equity Growth

  .   Division 309 - High Yield

VALIC Company I

  .   Division 310 - International Equities

  .   Division 311 - Mid Cap Index

  .   Division 312 - Money Market I

  .   Division 314 - Nasdaq-100 Index

  .   Division 316 - Science & Technology

  .   Division 315 - Small Cap Index

  .   Division 313 - Stock Index

Van Kampen Life Investment Trust

  .   Division 319 - Growth and Income

Vanguard Variable Insurance Fund

  .   Division 317 - High Yield Bond

  .   Division 318 - REIT Index

AGLC100817Rev0504                                                        Rev0506

             [LOGO] AIG AMERICAN GENERAL   Variable Universal Life
                                         Insurance Service Request

                                         Complete and return this request to:
 The United States Life Insurance
 Company                                   Variable Universal Life Operations
 in the City of New York ("USL")        PO Box 4880 . Houston, TX. 77210-4880
 A member company of American              (800) 251-3720 or Hearing Impaired
 International Group, Inc.                  (TDD) (888) 436-5258 . Fax: (713)
                                                                     620-6653

[_] POLICY IDENTIFICATION

COMPLETE THIS SECTION FOR ALL REQUESTS.

1. POLICY #: ______________________ INSURED: ____________________________

ADDRESS: __________________________________________ New Address (yes) (no)

Primary Owner (If other than insured):
__________________________________________

Address: ______________________________________________ New Address (yes) (no)

Primary Owner's S.S. No. or Tax l.D. No. __________________ Phone Number: ( )
____________ - __________________________

Joint Owner (If applicable):
__________________________________________________________

Address: ______________________________________________ New Address (yes) (no)

[_] NAME CHANGE

Complete this section if the name of the Insured, Owner, Payor or Beneficiary has changed. (Please note, this does not change the Insured, Owner, Payor or Beneficiary designation).

2. Change Name Of: (Circle One) Insured Owner Payor Beneficiary

Change Name From: (First, Middle, Last)  Change Name To: (First, Middle, Last)
_______________________________________  _____________________________________

Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)

[_] CHANGE IN ALLOCATION PERCENTAGES

Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

* These investment options are available only for owners whose policies were effective before 5/1/06.

** This investment option is not available for any purpose except to transfer Accumulation Value to other investment options.

3.

  INVESTMENT DIVISION                                    PREM %       DED %
  -------------------                                  ----------  ----------

  (242) USL Declared Fixed Interest Account........... __________  __________

  AIM Variable Insurance Funds
  (270) AIM V.I. International Growth................. __________  __________
  (320) AIM V.I. Core Equity*......................... __________  __________

  The Alger American Fund
  (273) Alger American Leveraged AllCap............... __________  __________
  (272) Alger American MidCap Growth.................. __________  __________

  American Century Variable Portfolios, Inc.
  (274) VP Value...................................... __________  __________

  Credit Suisse Trust
  (275) Small Cap Growth.............................. __________  __________

  Dreyfus Investment Portfolios
  (276) MidCap Stock*................................. __________  __________

  Dreyfus Variable Investment Fund
  (278) Developing Leaders*........................... __________  __________
  (277) Quality Bond*................................. __________  __________

  Fidelity Variable Insurance Products
  (282) VIP Asset Manager............................. __________  __________
  (281) VIP Contrafund................................ __________  __________
  (279) VIP Equity-Income............................. __________  __________
  (321) VIP Freedom 2020.............................. __________  __________
  (322) VIP Freedom 2025.............................. __________  __________
  (323) VIP Freedom 2030.............................. __________  __________
  (280) VIP Growth.................................... __________  __________
  (283) VIP Mid Cap................................... __________  __________

  Franklin Templeton Variable Insurance Products Trust
  (286) FT Foreign Securities......................... __________  __________
  (285) FT Mutual Shares Securities................... __________  __________
  (287) FT Small Cap Value Securities................. __________  __________
  (284) FT U.S. Government............................ __________  __________

  Janus Aspen Series
  (288) International Growth.......................... __________  __________
  (290) Mid Cap Growth................................ __________  __________
  (289) Worldwide Growth*............................. __________  __________

  J.P. Morgan Series Trust II
  (292) JPMorgan Mid Cap Value**......................     NA      __________
  (291) JPMorgan Small Company........................ __________  __________

  MFS Variable Insurance Trust
  (295) MFS Capital Opportunities*.................... __________  __________
  (293) MFS Emerging Growth*.......................... __________  __________
  (296) MFS New Discovery............................. __________  __________
  (294) MFS Research.................................. __________  __________

  Neuberger Berman Advisers Management Trust
  (297) Mid-Cap Growth................................ __________  __________

  Oppenheimer Variable Account Funds
  (299) Oppenheimer Global Securities................. __________  __________
  (298) Oppenheimer Balanced.......................... __________  __________

  PIMCO Variable Insurance Trust
  (325) PIMCO CommodityRealReturn Strategy............ __________  __________
  (301) PIMCO Real Return............................. __________  __________
  (300) PIMCO Short-Term.............................. __________  __________
  (302) PIMCO Total Return............................ __________  __________

  Pioneer Variable Contracts Trust
  (324) Mid Cap Value VCT............................. __________  __________

  Putnam Variable Trust
  (303) Putnam VT Diversified Income.................. __________  __________
  (304) Putnam VT Growth and Income*.................. __________  __________
  (305) Putnam VT Int'l Growth and Income............. __________  __________

  SunAmerica Series Trust
  (307) Aggressive Growth............................. __________  __________
  (306) SunAmerica Balanced........................... __________  __________

  The Universal Institutional Funds, Inc.
  (308) Equity Growth*................................ __________  __________
  (309) High Yield*................................... __________  __________

  VALIC Company I
  (310) International Equities........................ __________  __________
  (311) Mid Cap Index................................. __________  __________
  (312) Money Market I................................ __________  __________
  (314) Nasdaq-100 Index.............................. __________  __________
  (316) Science & Technology.......................... __________  __________
  (315) Small Cap Index............................... __________  __________
  (313) Stock Index................................... __________  __________

  Van Kampen Life Investment Trust
  (319) Growth and Income............................. __________  __________

  Vanguard Variable Insurance Fund
  (317) High Yield Bond............................... __________  __________
  (318) REIT Index.................................... __________  __________
  Other: ____________________......................... __________  __________
                                                              100%        100%

 AGLC 100817REV0504                                                   REV 0506

[_] MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

Use this section to change the billing frequency and/or method of premium payment. Note, however, that USL will not bill you on a direct monthly basis. Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4. Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly $______ Monthly (Bank Draft Only)

Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft

           (attach a Bank Draft Authorization Form and "Void" Check)

Start Date: ______/______/ ______

[_] LOST POLICY CERTIFICATE

Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to USL must be submitted with this request.

5. I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______ DESTROYED ______ OTHER.

Unless I/we have directed cancellation of the policy, I/we request that a:

          ______ Certificate of Insurance at no charge

          ______ Full duplicate policy at a charge of $25

be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to USL for cancellation.

[_] DOLLAR COST AVERAGING (DCA) ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE)

An amount can be systematically transferred from any one investment option and directed to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the DCA option.

NOTE: DCA is not available if the Automatic Rebalancing option has been chosen.

* These investment options are available only for owners whose policies were effective before 5/1/06.

6. Day of the month for transfers ______ (Chose a day of the month between 1-28)

Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually

DCA to be made from the following investment option:
______________________________________________

Transfer: $____________________________ ($100 minimum, whole dollars only)


AIM Variable Insurance Funds
(270) AIM V.I. International Growth................. $__________
(320) AIM V.I. Core Equity*......................... $__________

The Alger American Fund
(273) Alger American Leveraged AllCap............... $__________
(272) Alger American MidCap Growth.................. $__________

American Century Variable Portfolios, Inc.
(274) VP Value...................................... $__________

Credit Suisse Trust
(275) Small Cap Growth.............................. $__________

Dreyfus Investment Portfolios
(276) MidCap Stock*................................. $__________

Dreyfus Variable Investment Fund
(278) Developing Leaders*........................... $__________
(277) Quality Bond*................................. $__________

Fidelity Variable Insurance Products
(282) VIP Asset Manager............................. $__________
(281) VIP Contrafund................................ $__________
(279) VIP Equity-Income............................. $__________
(321) VIP Freedom 2020.............................. $__________
(322) VIP Freedom 2025.............................. $__________
(323) VIP Freedom 2030.............................. $__________
(280) VIP Growth.................................... $__________
(283) VIP Mid Cap................................... $__________

Franklin Templeton Variable Insurance Products Trust
(286) FT Foreign Securities......................... $__________
(285) FT Mutual Shares Securities................... $__________
(287) FT Small Cap Value Securities................. $__________
(284) FT U.S. Government............................ $__________

Janus Aspen Series
(288) International Growth.......................... $__________
(290) Mid Cap Growth................................ $__________
(289) Worldwide Growth*............................. $__________

J.P. Morgan Series Trust II
(291) JPMorgan Small Company........................ $__________

MFS Variable Insurance Trust
(295) MFS Capital Opportunities*.................... $__________
(293) MFS Emerging Growth*.......................... $__________
(296) MFS New Discovery............................. $__________
(294) MFS Research.................................. $__________

Neuberger Berman Advisers Management Trust
(297) Mid-Cap Growth................................ $__________

Oppenheimer Variable Account Funds
(299) Oppenheimer Balanced.......................... $__________
(298) Oppenheimer Global Securities................. $__________

PIMCO Variable Insurance Trust
(325) PIMCO CommodityRealReturn Strategy............ $__________
(301) PIMCO Real Return............................. $__________
(300) PIMCO Short-Term.............................. $__________
(302) PIMCO Total Return............................ $__________

Pioneer Variable Contracts Trust
(324) Mid Cap Value VCT............................. $__________

Putnam Variable Trust
(303) Putnam VT Diversified Income.................. $__________
(304) Putnam VT Growth and Income*.................. $__________
(305) Putnam VT Int'l Growth and Income............. $__________

SunAmerica Series Trust
(307) Aggressive Growth............................. $__________
(306) SunAmerica Balanced........................... $__________

The Universal Institutional Funds, Inc.
(308) Equity Growth*................................ $__________
(309) High Yield*................................... $__________

VALIC Company I
(310) International Equities........................ $__________
(311) Mid Cap Index................................. $__________
(312) Money Market I................................ $__________
(314) Nasdaq-100 Index.............................. $__________
(316) Science & Technology.......................... $__________
(315) Small Cap Index............................... $__________
(313) Stock Index................................... $__________

Van Kampen Life Investment Trust
(319) Growth and Income............................. $__________

Vanguard Variable Insurance Fund
(317) High Yield Bond............................... $__________
(318) REIT Index.................................... $__________
Other: ____________________......................... $__________

______ INITIAL HERE TO REVOKE DCA ELECTION.
AGLC100817REV0504                                                       Rev 0506

[_] AUTOMATIC REBALANCING

($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.

Note: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

See investment option restrictions in Box 3 above.

7. Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually

       (Division Name or Number)              (Division Name or Number)
       -------------------------              -------------------------

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

[_] INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION FOR TRANSACTIONS ONLY

Complete this section if you are applying for or revoking current telephone or e-service privileges.

8. I ( or we, if Joint Owners) hereby authorize USL to act on telephone instructions or e-service instructions, if elected, to transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.

Initial the designation you prefer:

[_] Policy Owner(s) only -- If Joint Owners, either one acting independently.

[_] Policy Owner(s) or Agent/Registered Representative who is appointed to represent USL and the firm authorized to service my policy.

USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

   [_] INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE

Use this section to correct the age of any person covered under this policy. Proof of the correct date of birth must accompany this request.

9. Name of Insured for whom this correction is submitted: ____________________

Correct DOB: ______/______/______

[_] TRANSFER OF ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the USL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, USL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

See investment option restrictions in Box 3 above.

10.

                                       (Division Name or Number)     (Division Name or Number)
                                       -------------------------     -------------------------

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

 AGLC100817Rev0504                                                   Rev05063

[_] REQUEST FOR PARTIAL SURRENDER / POLICY LOAN

Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service Request in addition to this section.

11. ______ I request a partial surrender of $______ or ______% of the net cash surrender value.

    ______ I request a loan in the amount of $______.

    ______ I request the maximum loan amount available from my policy.

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed Interest Account and Variable Divisions in use.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_] NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11

12. The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

Check one: ______ I do want income tax withheld from this distribution.

           ______ I do not want income tax withheld from this distribution.

If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION / SIGNATURE

Complete this section for ALL requests.

13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and;
    (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Dated at ______________ this ______ day of __________________, ________________.

X                                     X
------------------------------------  -----------------------------------
SIGNATURE OF OWNER                    SIGNATURE OF WITNESS


X                                     X
------------------------------------  -----------------------------------
SIGNATURE OF JOINT OWNER              SIGNATURE OF WITNESS



X                                     X
------------------------------------  -----------------------------------
SIGNATURE OF ASSIGNEE                 SIGNATURE OF WITNESS

 AGLC100817Re                                                         Rev0506